Exhibit 32.1

CERTIFICATIONS OF MICHAEL S. DELL, CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
AND THOMAS W. SWEET, EXECUTIVE VICE PRESIDENT
AND CHIEF FINANCIAL OFFICER, PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned officers of Dell Technologies Inc. hereby certify that (a) Dell Technologies Inc.’s Annual Report on Form 10-K for the fiscal year ended February 3, 2023, as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (b) information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Dell Technologies Inc.

March 30, 2023	/s/ MICHAEL S. DELL
Michael S. Dell
Chairman and Chief Executive Officer

March 30, 2023	/s/ THOMAS W. SWEET
Thomas W. Sweet
Executive Vice President and Chief Financial Officer

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